SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Argo Group International Holdings, Ltd.

(Name of Registrant as Specified In Its Charter)

Voce Catalyst Partners LP

Voce Capital LLC

Voce Capital Management LLC

Voce Catalyst Partners New York LLC

J. Daniel Plants

Nicholas C. Walsh

Carol A. McFate

Charles H. Dangelo

Kathleen M. Dussault

Bernard C. Bailey

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION – DATED DECEMBER 26, 2019

Special General Meeting of Shareholders of

Argo Group International Holdings, Ltd.

__________________________

PROXY STATEMENT

OF

VOCE CATALYST PARTNERS LP

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

This Proxy Statement and the enclosed BLUE proxy card are being furnished by Voce Catalyst Partners LP, a Delaware limited partnership (“VCP”), Voce Capital LLC, a Delaware limited liability company (“VC”), Voce Capital Management LLC, a California limited liability company (“VCM”), Voce Catalyst Partners New York LLC, a New York limited liability company (“VCPNY”), J. Daniel Plants, a citizen of the United States of America (“Mr. Plants,” together with VCP, VC, VCM and VCPNY, “Voce,” “we,” “our” or “us”) and Voce’s nominees listed below in connection with the solicitation of proxies (the “Proxy Solicitation”) from the shareholders of Argo Group International Holdings, Ltd. (“Argo” or the “Company”).

This proxy statement and BLUE proxy card are first being mailed or given to the Company’s shareholders on or about [          ].

For the reasons set forth in this proxy statement (the “Proxy Statement”), we do not believe that the current board of directors of the Company (the “Board”) is acting in the best interests of the Company’s shareholders. We are therefore seeking your support at the special general meeting of shareholders which will be held on [          ], 2020 at [     ][am/pm] local Bermuda time at [                 ] (including any and all adjournments, postponements, continuations or reschedulings thereof or any general meeting held in lieu thereof, the “Special Meeting”), with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.	To remove from the Board without cause Gary V. Woods and any person (other than those elected under the Director Vacancy Proposals) nominated, elected or appointed to the Board to fill any vacancy or any newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (“Proposal 1” or a “Director Removal Proposal”).

2.	To remove from the Board without cause Hector De Leon and any person (other than those elected under the Director Vacancy Proposals) nominated, elected or appointed to the Board to fill any vacancy or any newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (“Proposal 2” or a “Director Removal Proposal”).

3.	To remove from the Board without cause John R. Power, Jr. and any person (other than those elected under the Director Vacancy Proposals) nominated, elected or appointed to the Board to fill any vacancy or any newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (“Proposal 3” or a “Director Removal Proposal”).

4.	To remove from the Board without cause Mural R. Josephson and any person (other than those elected under the Director Vacancy Proposals) nominated, elected or appointed to the Board to fill any vacancy or any newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (“Proposal 4” or a “Director Removal Proposal”).

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5.	To remove from the Board without cause F. Sedgwick Browne and any person (other than those elected under the Director Vacancy Proposals) nominated, elected or appointed to the Board to fill any vacancy or any newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (“Proposal 5” or a “Director Removal Proposal”).

6.	To elect Nicholas C. Walsh (“Mr. Walsh”) to fill any vacancy or available directorship existing on the Board, including any remaining vacancy resulting from the Director Removal Proposals becoming effective (“Proposal 6” or a “Director Vacancy Proposal”).

7.	To elect Carol A. McFate (“Ms. McFate”) to fill a vacancy or available directorship existing on the Board, including any remaining vacancy resulting from the Director Removal Proposals becoming effective (“Proposal 7” or a “Director Vacancy Proposal”).

8.	To elect Charles H. Dangelo (“Mr. Dangelo”) to fill any vacancy or available directorship existing on the Board, including any remaining vacancy resulting from the Director Removal Proposals becoming effective (“Proposal 8” or a “Director Vacancy Proposal”).

9.	To elect Rear Admiral Kathleen M. Dussault (“Admiral Dussault”) to fill any vacancy or available directorship existing on the Board, including any vacancy resulting from the Director Removal Proposals becoming effective (“Proposal 9” or a “Director Vacancy Proposal”).

10.	To elect Bernard C. Bailey (“Dr. Bailey”) to fill any vacancy or available directorship existing on the Board, including any remaining vacancy resulting from the Director Removal Proposals becoming effective (“Proposal 10” or a “Director Vacancy Proposal”).

11.	To take action upon any other matter that may properly come before the Special Meeting.

We are seeking to change five members of the Board, a minority, to ensure that the interests of the shareholders are appropriately represented at Argo. According to the Company’s Definitive Revocation Statement on Schedule 14A (the “Revocation Statement”) filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2019, the Board is currently composed of 13 directors. The Company has announced that the long-tenured “Big 5” Directors (Woods, De Leon, Power, Josephson and Browne) intend to retire effective at the Company’s 2020 annual general meeting of shareholders (the “2020 Annual Meeting”). The Company also has stated that it will be presenting proposals at the 2020 Annual Meeting to declassify the Board (presumably over a period of a few years) and reduce the Board’s size to 11 directors. Despite the Board’s delay in reaching these decisions until Argo became the subject of a federal investigation into its executive pay and benefits practices, we see these as positive developments.

Nonetheless, we do not believe the steps taken or promises made by the Board remedy its cardinal flaw: the culture of insularity and management protectionism at Argo. We believe Argo will only be able to regain shareholders’ trust through the addition of shareholder representatives to the Board. While Messrs. Woods, De Leon, Power, Josephson and Browne have announced their intention to retire effective at the 2020 Annual Meeting, we believe removing them now to create vacancies to be filled with the Nominees is the best opportunity shareholders will have to elect to the Board representatives who will act in the best interests of shareholders. Should the Big 5 Directors be allowed to retire at the 2020 Annual Meeting, the current Board will unilaterally select and appoint their replacements. Therefore, we believe voting to remove and replace the Big 5 Directors at the Special Meeting is the only path to ensuring that shareholders have meaningful input into the Board’s composition going forward.

For this reason, the shareholders requisitioned this shareholder meeting to vote upon replacing the Big 5 Directors with five fully-independent, highly-qualified shareholder-nominated individuals. The Special Meeting thus offers shareholders an opportunity to decide who should replace the retiring directors now and represent their best interests going forward. We therefore call on you to vote the enclosed BLUE proxy card to restore shareholder confidence in the Board by removing the Big 5 Directors and replacing them with the Nominees.

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Through this Proxy Statement and the enclosed BLUE proxy card, we are soliciting proxies to remove Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and Mr. Browne from the Board and replace them with Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey (together, the “Nominees”). The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Revocation Statement. There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected.

We expect the Company will file a proxy statement (the “Company’s Proxy Statement”) with the SEC specifying the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Special Meeting. Voce is soliciting proxies for use at the Special Meeting. The mailing address of the principal executive offices of the Company is 110 Pitts Bay Road, Pembroke HM 08, Bermuda.  As of the date hereof, Voce and the other Participants (as defined below) in this Proxy Solicitation may be deemed to beneficially own 1,990,676 common shares, par value $1.00 per share (the “Common Shares”), of the Company, which represents approximately [5.8]% of the outstanding Common Shares based upon [          ] Common Shares outstanding as of the Record Date.

We intend to vote such Common Shares FOR the removal of each of Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and Mr. Browne from the Board, and FOR the election of each of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey to fill a vacancy or available directorship.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY.  THE PARTICIPANTS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH THE PARTICIPANTS ARE NOT AWARE OF A REASONABLE TIME BEFORE THE DATE OF THIS PROXY STATEMENT, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

VOCE URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE PROPOSALS.

PLEASE NOTE THAT UNDER THE COMPANY’S BYE-LAWS, ALL PROXIES MUST BE RECEIVED 48 HOURS PRIOR TO THE TIME OF THE SPECIAL MEETING. THIS MEANS THAT YOUR PROXY MUST BE RECEIVED BY [●] EASTERN DAYLIGHT TIME ON [●], 2020. IF THE SPECIAL MEETING IS ADJOURNED OR POSTPONED TO A DATE SUBSEQUENT TO [●], 2020, ALL PROXIES MUST BE RECEIVED NOT LESS THAN 24 HOURS PRIOR TO THE TIME OF THE COMMENCEMENT OF THE ADJOURNED OR POSTPONED SPECIAL MEETING.

If you have already voted for the management slate, you have every right to change your vote. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. Any proxy may be revoked at any time prior to the SPECIAL Meeting by delivering a written notice of revocation or a later dated proxy for the SPECIAL Meeting to Voce CApital MANAGEMENT LLC, CARE OF OKAPI PARTNERS LLC (“OKAPI”), 1212 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036, or to the Secretary of the Company, or by voting in person at the SPECIAL Meeting. If you have any questions regarding your BLUE proxy card or need assistance in executing your proxy, please contact Okapi Partners LLC, which is assisting IN this proxy solicitation, Toll-Free at (855) 305-0856 or Collect at (212) 297-0720.

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IMPORTANT

PLEASE READ THIS CAREFULLY

If your Common Shares are registered in your own name as of the Record Date, please vote today by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided.

If you hold Common Shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to vote FOR the removal of each of Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and Mr. Browne, and FOR the election of each of with Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey to fill a vacancy or available directorship. Please follow the instructions provided on the enclosed BLUE proxy card. If your bank, broker firm, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed BLUE proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Voce Capital Management LLC, care of Okapi, 1212 Avenue of the Americas, New York, New York 10036, so that Okapi will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Only holders of record of Common Shares at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. We expect the Company will file the Company’s Proxy Statement with the SEC specifying the Record Date and number of shares outstanding as of the Record Date. Based on the Revocation Statement, there were 34,333,217 outstanding Common Shares, as of the close of business of December 11, 2019. The Company has no other voting securities outstanding than the Common Shares. Subject to certain restrictions set forth in the Bye-laws (as described below), each shareholder of record is entitled to one vote per Common Share held on all matters submitted to a vote of shareholders. Shareholders may not cumulate votes.

If you own shares through a broker in street name, you may instruct your broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your broker with voting instructions at least ten days before the Special Meeting and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a “routine” matter under applicable rules. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), there are no “routine” proposals in a contested proxy solicitation. Because Voce has initiated a contested proxy solicitation, there will be no “routine” matters at the Special Meeting for any broker accounts that are provided with proxy materials by Voce.

Under Bermuda law, abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum. It is our understanding that (i) votes on our BLUE proxy card to “withhold” in respect of a candidate will have no effect on the outcome of the election of directors except in the case of votes withheld to the extent they revoke earlier dated proxy cards; and (ii) votes to “abstain” and broker non-votes will not be counted for purposes of determining the number of shares represented and voted with respect to Proposals 6–10, and therefore will have no effect on the outcome of the vote on Proposals 6–10. However, for the purpose of Proposals 1–5, because the vote on each of Proposals 1–5 is based on the total number of Common Shares outstanding, broker non-votes and abstentions, if any, will have the effect of votes “against” Proposals 1–5.

If you have any questions regarding your BLUE proxy card or need assistance in executing your proxy, please contact Okapi Partners LLC: Toll-Free at (855) 305-0856 or Collect at (212) 297-0720.

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INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by VCP, a Delaware limited partnership, which serves as the sole managing member of VCPNY; VCPNY, a New York limited liability company; VCM, a California limited liability company, which serves as the investment manager to VCP; VC, a Delaware limited liability company, which serves as the sole managing member of VCM and the General Partner of VCP; Mr. Plants, a United States citizen, who serves as the sole managing member of VC and the Chief Investment Officer of VCM; and each of the Nominees (together with Voce, the “Participants”).

The principal business of VCP is investing in securities, the principal business of VCPNY is investing in securities and the principal business of VCM is investing for funds and accounts under its management. The principal business of VC is serving as the sole managing member of VCM and as the General Partner of VCP, and the principal business of Mr. Plants is serving as the sole managing member of VC and Chief Investment Officer of VCM. The principal business of each of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey is disclosed in Proposals 6–10 – the Director Vacancy Proposals starting on page [   ].

The principal business address of each of VCP, VCPNY, VCM, VC and Mr. Plants is 600 Montgomery Street, Suite 4400, San Francisco, California 94111. The principal business address of each of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey is disclosed in Proposals 6–10 – the Director Vacancy Proposals starting on page [   ].

As of the date of this filing, the Participants beneficially own an aggregate of 1,990,676 Common Shares, constituting approximately [5.8]% of the Common Shares outstanding, as follows: (a) 1,990,676 Common Shares are beneficially owned (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) in the aggregate by Voce, including the 100 Common Shares owned by VCP in record name and 100 Common Shares owned by VCPNY in record name, (b) 1,990,676 Common Shares may be deemed to be beneficially owned by VCM, by virtue of it being the investment advisor to certain investment funds, including VCP; (c) 1,990,676 Common Shares may be deemed to be beneficially owned by VC, by virtue of it being the sole managing member of VCM; and (d) 1,990,676 Common Shares may be deemed to be beneficially owned by Mr. Plants by virtue of his being the sole managing member of VC. None of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey own any Common Shares. Please see Annex I for all transactions in Common Shares effectuated by the Participants during the past two years. Voce, Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey may be deemed to have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act. Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 1,990,676 Common Shares, constituting approximately [5.8]% of the Company’s outstanding Common Shares. Voce disclaims beneficial ownership of any Common Shares beneficially owned by any Nominee. Each of the Nominees disclaims beneficial ownership of any Common Shares beneficially owned by Voce.

Except as set forth in this Proxy Statement (including the Annexes hereto), (i) each Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (ii) each Nominee has no position or office with the Company, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee other than with respect to a nominee agreement with VCM; (iii) neither any Participant nor any of its or his “associates” (which term, for purposes of this Proxy Statement, shall have the meaning ascribed thereto in Rule 14a-1 of Regulation 14A of the Exchange Act) is a party to any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (iv) there were no transactions since the beginning of the Company’s last fiscal year nor are there any currently proposed involving any Participant or any of its or his associates in which the Company was or is to be a participant and in which such Participant, any of its or his associates, or any of their respective immediate family members or any persons sharing their respective households, have or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K; (v) there are no material proceedings to which each Participant or any of its or his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries; (vi) no Nominee has been employed by or held a directorship with a parent, subsidiary or other affiliate of the Company during the past five years; (vii) each Participant and each of its or his associates is not a record owner or direct or indirect beneficial owner of any securities of the Company or any parent or subsidiary of the Company; (viii) each Participant has not purchased or sold any securities of the Company within the past two years; (ix) neither any Participant nor any of his associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or is subject to any other compensation arrangement described in Item 402 of Regulation S-K; (x) there are no relationships involving any Participant or any of his associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had that Participant been a director of the Company; (xi) there are no events required to be disclosed under Item 401(f) of Regulation S-K that have occurred during the past ten years and that are material to an evaluation of the ability or integrity of any Participant; (xii) there are no “family relationships” (as defined in Item 401(d) of Regulation S-K) between any Participant and any director or executive officer of the Company or person known to the Record Holder to be nominated by the Company to become a director or executive officer; and (xiii) no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) in the past ten years.

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BACKGROUND OF THE PROXY SOLICITATION

May 24, 2019 – Argo held its 2019 annual general meeting of shareholders. At that meeting, Voce had sought to change five members of the Board to ensure that the interests of the shareholders would be appropriately represented in the boardroom. However, on May 21, 2019, Voce withdrew its nominations and proposals and ceased its proxy solicitation after two insurance regulators revoked their approvals of the solicitation. Voce believes these insurance regulators withdrew their approvals only after extensive lobbying by Argo and its counsel.

August 12 and August 20, 2019 – Voce spoke with Argo’s CFO Jay Bullock, including discussing the Q2 2019 earnings results.

August 21, 2019 – Voce reached out to the Board to request a meeting with its independent directors.

September 27, 2019 – Voce met with a subset of the independent directors on the Board to discuss Voce’s concerns and explore potential resolution of them. From that time until mid-October, Voce made numerous attempts to reach a mutually acceptable resolution with Argo regarding Board composition. The parties were unable to reach an agreement.

October 8, 2019 – Bloomberg published an article stating that Argo has been subpoenaed by the SEC about executive compensation and perquisites for its executives. On that same day, Argo issued a statement confirming it had previously received a subpoena from the SEC seeking documents primarily with respect to Argo’s disclosure of certain compensation-related perquisites.

October 14, 2019 – Voce issued a press release commenting on the SEC investigation at Argo and noting how developments since Argo’s 2019 annual general meeting of shareholders underscored the need for urgent changes to the Board and Argo’s corporate governance practices.

November 5, 2019 – Argo announced that its CEO Mark Watson “retired” from his position as President and CEO of Argo. Argo further disclosed that pursuant to a “term sheet” Mr. Watson will remain as a consultant and director of Argo until December 30, 2019 and receive $2.5 million in cash severance and fully vest approximately $4.9 million of his then-unvested restricted stock. Argo selected its head of the Americas Kevin Rehnberg to serve as interim President and CEO of Argo.

November 6, 2019 – Voce issued a press release commenting on the CEO change and calling for a reconstituted Board to navigate the crucial steps ahead for Argo.

November 26, 2019 – Voce filed its preliminary consent statement with the SEC.

December 2, 2019 – Argo filed its preliminary revocation statement with the SEC.

December 6, 2019 – Voce filed its definitive consent statement with the SEC.

December 12, 2019 – Argo filed its definitive revocation statement with the SEC and announced that those directors subject to the Director Removal Proposals would retire at the 2020 Annual Meeting, which meeting would also be moved forward approximately two months. The Company also announced that it intends to present proposals at the 2020 Annual Meeting to declassify the Board and reduce its size from 13 directors to 11 directors.

December 13, 2019 – Voce filed a supplement to its definitive consent statement with the SEC stating it intended to submit the written consents and authorizations of shareholders holding at least 10% of the Common Shares by December 20, 2019.

December 16, 2019 – Voce representatives met with Director Thomas Bradley and Interim CEO Kevin Rehnberg to discuss the ongoing transitions at Argo.

December 18, 2019 – The Board announced that the 2020 Annual Meeting “will be held on March 24, 2019 or at such earlier date as the Board may otherwise determine.”

December 20, 2019 – Voce deposited the written consents and authorizations of shareholders holding more than 10% of the Common Shares requisitioning the Special Meeting.

December 26, 2019 – Voce filed its preliminary proxy statement with the SEC.

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PROPOSALS 1–5 – THE DIRECTOR REMOVAL PROPOSALS

We are presenting proposals for action at the Special Meeting, which, if approved, would have the effect of removing from the Board each of Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and/or Mr. Browne and any other directors appointed to the Board to fill a vacancy or newly-created directorship prior to the Director Removal Proposals becoming effective. The Director Removal Proposals are presented on the enclosed BLUE proxy card as Proposals 1–5, in a format that affords you an opportunity to specify your approval or disapproval of, or abstention with respect to, each incumbent director subject to the Director Removal Proposals. Please see Annex II for the full text of the resolutions that underlies Proposals 1–5 – The Director Removal Proposals.

The Director Removal Proposals are brought pursuant to Section 22(8) of the Bye-laws which provides that directors may be removed from office at any time with or without cause at any general meeting of the shareholders by the affirmative vote of a majority of the holders of the Common Shares outstanding and entitled to vote at such general meeting of shareholders.

While Messrs. Woods, De Leon, Power, Josephson and Browne have announced their intention to retire effective at the 2020 Annual Meeting, we believe removing them now to create vacancies to be filled with the Nominees is the best opportunity shareholders will have to elect to the Board representatives who will act in the best interests of shareholders. Should Messrs. Woods, De Leon, Power, Josephson and Browne be allowed to retire at the 2020 Annual Meeting, the current Board will unilaterally select and appoint their replacements. Therefore, we believe voting to remove and replace Messrs. Woods, De Leon, Power, Josephson and Browne at the Special Meeting is the only path to ensuring that shareholders have meaningful input into the Board’s composition going forward.

In addition, removing any person nominated, appointed or elected to the Board to fill any vacancy or newly-created directorship prior to the effectiveness of the Director Removal Proposals is intended to address the possibility that the current directors may attempt to minimize the shareholders’ ability to elect their representatives on the Board by making further unilateral changes to the Board.

Vote Required.

The approval of each of Proposals 1–5 for the removal of Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and Mr. Browne and any other directors appointed to the Board to fill a vacancy or newly-created directorship prior to the Director Removal Proposals becoming effective will be decided by a majority of all votes entitled to be cast at the Special Meeting. Abstentions will have the same effect as a vote “against” the proposal. Broker non-votes, if any, will have the effect of an “against” vote because the non-votes are considered in determining the number of votes necessary for approval of each of Proposals 1–5. We recommend that you vote “FOR” Proposals 1–5 to remove each of Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and Mr. Browne.

WE RECOMMEND YOU VOTE FOR EACH OF PROPOSALS 1–5

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PROPOSALS 6–10 – THE DIRECTOR VACANCY PROPOSALS

We are presenting proposals for action at the Special Meeting, which, if approved, would have the effect of electing each of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey to fill any vacancies or available directorships either existing on the Board or existing from the adoption of the Director Removal Proposals (Proposals 1–5), in part or in whole. The Director Vacancy Proposals are presented on the enclosed BLUE proxy card as Proposals 6–10 in a format that affords you an opportunity to specify your approval or disapproval of, or abstention with respect to, each of the Nominees subject to the Director Vacancy Proposals. If there are more Nominees receiving the requisite vote to fill a vacancy or available directorship than there are vacancies or available directorships existing after giving effect to the Director Removal Proposals, then the vacancies and/or available directorships shall be filled in the following order: Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey. Please see Annex II for the full text of the resolutions that underlies these Proposals 6–10 – The Director Vacancy Proposals.

These Director Vacancy Proposals are brought pursuant to Section 22(9) of the Bye-laws, which provides that any vacancy resulting from the removal of a director under Section 22(8) of the Bye-laws by vote may be filled by the shareholders. According to Bye-laws Section 20(7) and the Company’s Proxy Statement, the Director Vacancy Proposals will each be adopted by the passing of an ordinary resolution; that is, by a simple majority of votes cast in person or by proxy.

We believe the Director Vacancy Proposals together with the Director Removal Proposals are necessary to revitalize the Company’s Board with shareholder nominated individuals who are fully-independent, highly-qualified and committed to representing shareholders’ best interests in determining the future direction of the Company and in overseeing management and holding it accountable for results. We provide below the background, business experiences and qualifications of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

Nicholas C. Walsh 29 East 64th St. New York, New York 10065	69	Mr. Walsh served in a variety of underwriting, distribution and senior management roles at AIG over his 40-plus year tenure there, including most recently as Vice Chairman of AIG Property Casualty Inc. from April 2012 to September 2014. Prior to that, he served as an Executive Vice President of AIG Inc. and President of American International Underwriters.

		Mr. Walsh was a Director at Jardine Lloyd Thompson Group plc (LSE: JLT) (“JLT”), a London-based multinational insurance broker, from October 2014 to April 2019. Mr. Walsh was a member of the Remuneration, Compensation and Audit and Risk committees. He also served as member of the board of JLT’s US Specialty business where he was the Chairman of the Audit and Risk Committee and as a member of the Executive Committee of JLT’s US Reinsurance business where he was the Chairman of the Audit and Risk Committee. Mr. Walsh previously served as a Director of AIG Property and Casualty Inc., Chairman of American International Underwriters Overseas Ltd., Director of American International Reinsurance Company Ltd. (AIRCO), Chairman of the Supervisory Board of AIG Europe SA, Chairman of AIG Europe Ltd., Chairman of AIG South East Asia Ltd., and Director of Tata-AIG General Insurance Company. Mr. Walsh also served as a Director of Ascot Underwriting Ltd., a Lloyd’s syndicate. He continues to serve on the Advisory Board of Norton Rose Fulbright.

		Mr. Walsh served as President of the American Friends of Wellington as well as a director of The Japan Society of New York and St. Paul’s Cathedral Trust in America, an advisory director of British American Business Inc. of New York & London, a member of the Seoul International Business Advisory Council, The Transatlantic Business Dialogue, and the Business Advisory Council for a previous London Mayor.

		Mr. Walsh was educated at Wellington College before studying Business Administration and Management at CEPAC.

		Mr. Walsh’s broad spectrum of experience serving in numerous capacities at AIG, his experiences as a director on the boards of large insurance businesses as well as the expertise and management and leadership skills he honed during his time as an international C-suite insurance executive make him a highly-qualified director candidate.

8

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

Carol A. McFate 2259 St. James Dr Southport, North Carolina 28461	66

Carol A. McFate served as the Chief Investment Officer of Xerox Corporation (NYSE: XRX), a global provider of print and digital products and services, where she oversaw over $12 billion in retirement investment assets for North American and U.K. plans, from November 2006 to October 2017. Prior to Xerox, Ms. McFate served as Executive Vice President & Global Treasurer for XL Global Services, Inc., a US-based subsidiary of XL Capital, Ltd., a leading Bermuda-based global insurance and reinsurance company, from January 2003 to November 2006. Previously, Ms. McFate held various senior finance and investment management positions with AIG and The Prudential Insurance Company of America, a major, diversified insurance and financial services company.

In June 2019, Ms. McFate joined the Board of Directors of Rent-A-Center, Inc. (Nasdaq: RCII), a large operator of rent-to-own retail stores, and serves on the Audit & Risk Committee and Nominating & Corporate Governance Committee. In September 2019, she also joined the Board of Verger Capital Management LLC, a registered investment advisor, where she serves on the Audit & Compliance Committee, Nominating & Governance Committee and Investment Committee. Ms. McFate has been recognized throughout her career for her exemplary professional achievements, including with a Corporate Plan Sponsor Industry Innovation Award from Chief Investment Officer Magazine, a print and digital international finance magazine, in 2012 and being named to the Chief Investment Officer Power 100 by the Chief Investment Officer Magazine, from 2011 to 2016. Ms. McFate has also been honored by Institutional Investor, a leading global finance magazine, focused primarily on international finance and known for its extensive industry research and rankings, in 2014, winning two awards: the Investor Intelligence Network Thought Leadership Award and the Small Corporate Plan Sponsor Award. She also served on the Board of Trustees for Parsons Dance Foundation and The Katharine Hepburn Cultural Arts Center.

Ms. McFate earned an MBA from Harvard Graduate School of Business Administration and a B.S. in Economics from Juniata College. She is also a Chartered Financial Analyst.

Ms. McFate is highly qualified to serve as a director of the Company based on her skillful cost-reduction efforts and prudent management of over $12 billion in retirement assets at Xerox and decades of experience as a senior financial executive at major insurance companies where she spearheaded efforts focused on improving long-term risk management, cost reduction, and budgeting.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

Charles H. Dangelo 8464 Benelli Ct, Naples, FL 34114	69

Charles H. Dangelo most recently served in a variety of senior executive and director roles at subsidiaries of Starr Companies from February 2009 to January 2018, including, as President and COO of Starr Insurance Holdings, Inc. from December 2012 to January 2018; President, CEO and Director of Starr Indemnity & Liability Company from 2009 to January 2018; President, CEO and Director of Starr Surplus Lines Insurance Company from 2009 to January 2018; and Vice Chairman of Bermuda-based Starr Insurance & Reinsurance Limited from 2009 to January 2018. At Starr, Mr. Dangelo played a pivotal role in growing the scale and performance of Starr’s insurance operations, including by developing numerous distinct business units and practices. From 1995 to 2009, Mr. Dangelo served in various senior management roles at American International Group (NYSE: AIG), a global insurance and financial services holding corporation, including as the Head of Global Reinsurance from 2005 to 2009. Mr. Dangelo began his professional career at CNA Insurance (Nasdaq: CNA), a leading commercial property and casualty insurance company, where he eventually became Senior Vice President of National Accounts, building expertise in insurance underwriting while managing large, complex risks for major accounts, from 1971 to 1995.

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Mr. Dangelo served on the Board of Starr Insurance and Reinsurance Limited from March 2009 to January 2018. During his tenure at AIG, he also served on the boards for most of AIG’s domestic property & casualty companies.

Mr. Dangelo received a B.A. in Mathematics, summa cum laude, from the University of Illinois Chicago. He has been a fellow of the Casualty Actuarial Society since 1977. He was also an honoree at the UJA General Insurance Annual Dinner in 2016.

Based on Mr. Dangelo’s extensive experience serving in various senior management roles at leading global insurance companies and the insurance and risk management business acumen acquired therein, as well as his many roles serving in leadership, operational and management capacities in the insurance industry, we believe he is highly qualified to serve as a Director of the Company.

Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

Rear Admiral Kathleen M. Dussault 1873 Lemon Grove Street, Henderson Nevada 89052	64

Rear Admiral Kathleen M. Dussault is a former Commander in the United States Navy, having served in a variety of leadership positions during 33 years of distinguished military service. Admiral Dussault served as Senior Vice President for Corporate Services of the United Services Automobile Association (USAA) from 2013 to 2014. Her military experience includes the following: Director, Logistics Programs and Corporate Operations in the Office of the Chief of Naval Operations where she oversaw the planning and implementation of a multi-billion dollar budget resulting in improved financial management and decision making across the Naval enterprise, from 2009 to 2012; Commander, Joint Contracting Command in Iraq and Afghanistan, where she was responsible for all contracting in support of 150,000 US Forces deployed in Iraq and Afghanistan, overseeing over $7 billion of commodity, services and construction capabilities, from 2008 to 2009; Deputy Assistant Secretary of the Navy for Acquisition and Logistics Management, where she oversaw the performance and credentialing of an acquisition workforce of over 8,000 contracting professionals, developing policy and governance for approval of acquisition plans, strategies and post-award execution of contracting actions in excess of $70 billion, from 2007 to 2008; Director, Defense Logistics Agency Acquisition, where she held overall acquisition management responsibilities for the agency, including an annual agency acquisition program exceeding $38 billion, from 2005 to 2007.

Admiral Dussault served on the Board of the Military Officers Association of America as a member of the Government Relations Committee from August 2012 to October 2018. From 2012 to 2014, she served on the Board of Advisors at The Kirlin Group, a leading construction company providing design/build, construction management and fire protection services.

Admiral Dussault received a Bachelor of Arts from the University of Virginia in 1977, a Master of Science from Saint Mary’s College in Contracts and Procurement Management in 1986 and a Master of Science from Industrial College of the Armed Forces in National Resource Management in 1999. Admiral Dussault completed the Senior Executive Program at Columbia University Graduate School of Business in 2003.

Admiral Dussault’s qualifications to serve as a director include her outstanding leadership skills honed over decades of distinguished service in the United States Navy, extensive experience as an acquisition professional specializing in supply chain management and purchasing and distribution in both the public and private sectors, and her track record of increasing the responsibility and accountability of leading organizations with global reach.

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Name and Business Address	Age	Principal Occupation For Past Five Years and Directorships

Bernard C. Bailey 11012 Stanmore Drive, Potomac MD 20854	66

Dr. Bernard Bailey’s career spans over three decades of business and management experience. Beginning in January 2020, Dr. Bailey will serve as the President of Paraquis Solutions, a private consulting company focused on corporate governance and strategy. During the period September 2018 to December 2019, he served as President of the Committee for Economic Development (“CED”), a business-led, nonpartisan economic think tank located at 1530 Wilson Blvd, Suite 400, Arlington, VA 22209. Prior to CED, he served as Chairman and CEO of Authentix, a private equity-backed global enterprise. Since its sale by the Carlyle Group to Blue Water Energy, he has continued to serve as Chairman of the Board of Authentix. Prior to that, he ran his own consulting company, Paraquis Solutions, LLC. Dr. Bailey also served as President and CEO of Viisage Technology, Inc. (Nasdaq: VISG), where under his four years of leadership, Viisage’s market capitalization grew from $60 million to over $1 billion. During that period, the company executed nine acquisitions, eventually culminating in the formation of L1 Identity Solutions (NYSE: ID). Dr. Bailey’s additional experience includes various executive roles, including COO at Art Technology Group, and a variety of finance, sales, marketing and operations positions at IBM.

Since 2006, Dr. Bailey has served on the Board of Telos Corporation, where he chairs the Audit and Strategy committees. Dr. Bailey recently served as Director on the Board of Analogic Corp (Nasdaq: ALOG) from October 2010 to June 2016 and as the Chairman from June 2016 until Analogic was sold to Altaris Capital Partners in June 2018 for $1.1 billion. He also serves as a Director of Mission Critical Partners; as an Advisory Board Member for Egis Capital Partners, a private equity investment fund focused on the security industry; on the Board of Advisors for the US Naval Academy Athletic and Scholarship Foundation; as a Chairman of the Board of Trustees for Trout Unlimited; and as an adjunct faculty member in the Weatherhead School of Management at Case Western Reserve University, where he teaches general management and strategy classes to graduate students.

Dr. Bailey has written and spoken extensively on corporate governance issues, and has served as a financial expert witness in Delaware’s Court of Chancery. Dr. Bailey earned his Ph.D. in Management from Case Western Reserve University where his dissertation focused on corporate governance, and also earned an MBA from The George Washington University School of Business as well as degrees in engineering and systems management from the University of California, Berkeley, University of Southern California, and the United States Naval Academy.

Dr. Bailey is highly qualified to serve on the Board of the Company based on his successful leadership of multiple public and private companies in the roles of Chief Executive, Chairman and Director, and his significant experience in finance and corporate governance.

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None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. If elected, each of the Nominees will be considered an independent director of Argo under (i) the Company’s Corporate Governance Guidelines Section, as revised May 7, 2018; (ii) 303A of the NYSE Rules; and under Item 407(a) of Regulation S-K. Under the NYSE Rules, however, a final determination as to the independence of the Nominees will not be made until after their election and appointment to the Board.

Each of the Nominees has entered into a nominee agreement pursuant to which VCM has agreed to pay the costs of soliciting proxies, and to defend and indemnify him or her against, and with respect to, any losses that may be incurred by him or her in the event he or she becomes a party to litigation based on his or her nomination as a candidate for election to the Board and the solicitation of proxies in support of his or her election. Each of the Nominees will not receive any compensation under his or her nominee agreement and will not receive any compensation from Voce or its affiliates for his or her service as a director of the Company if elected. If elected, each of the Nominees will be entitled to such compensation from the Company as is consistent with the Company’s then-established practices for services of non-employee directors. Each of the Nominees’ nominee agreement relating to their candidacy for the 2019 Annual Meeting terminated in accordance with its terms following the 2019 Annual Meeting.

Each of the Nominees has agreed to being named as a nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board if elected.  Voce does not expect that any of the Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Nominees should occur unexpectedly, the Common Shares represented by the BLUE proxy card will be voted for a substitute candidate selected by Voce, a right that Voce has reserved in its Nomination Notice. In the case of any of the foregoing, VCP will give prompt written notice to the Company if it chooses to nominate any such additional or substitute nominee and Voce will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. There can be no assurance that the Company will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the Bye-laws. If Voce determines to add nominees, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Voce will supplement this Proxy Statement.

Vote Required.

The approval of Proposals 6–10 to elect Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey to fill the Company’s vacant Board seats will be decided by an ordinary resolution; that is, a resolution passed by a simple majority of votes cast in person or by proxy at the Special Meeting. Abstentions will not count for or against Proposals 6–10 and, therefore, will have no effect on the outcome of Proposals 6–10. We recommend that you vote “FOR” each of Proposals 6–10 to appoint Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey to fill the Company’s vacant Board seats, if any.

WE RECOMMEND YOU VOTE FOR EACH OF PROPOSALS 6–10

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. A resolution put to a vote at the Special Meeting will be decided on by a show of hands unless a poll has been demanded pursuant to the Bye-laws. Each share of Common Shares is entitled to one vote (so long as no “U.S. Person” (as defined in the Bye-laws) holds 9.5% or more of the Common Shares), and each shareholder shall cast all such votes by raising his or her hand unless a poll has been demanded pursuant to the Bye-laws. The Company has no other voting securities outstanding than the Common Shares. Pursuant to the Company’s Bye-laws, a majority of the outstanding shares carrying the right to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. The presence of a quorum is required to transact any business at the Special Meeting.

Common Shares represented by properly executed BLUE proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted FOR the removal of each of Mr. Woods, Mr. De Leon, Mr. Power, Mr. Josephson and Mr. Browne, FOR the election of each of Mr. Walsh, Ms. McFate, Mr. Dangelo, Admiral Dussault and Dr. Bailey to fill a vacancy or available directorship, and in the discretion of the persons named as proxies, with such discretion to be exercised strictly to effectuate the will of the shareholders whose proxies such personnel hold in trust, on all other matters as may properly come before the Special Meeting.

WITHHOLDS, ABSTENTIONS & BROKER NON-VOTES

Withholds, abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. The effects, if any, of withholds, abstentions and broker non-votes are described in greater detail on page [   ] and in each of the Proposals.

Votes cast by proxy or in person at the Special Meeting will be tabulated by an inspector of election to determine whether or not a quorum is present. If within five (5) minutes (or such longer time as the Chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the Chairman of the meeting may determine.

VOTES REQUIRED FOR APPROVAL

Approval of the Director Removal Proposals – Affirmative vote of a majority of the votes entitled to be cast.

The Director Removal Proposals (Proposals 1–5) are each made in accordance with Section 22(8) of the Bye-laws, which provides that directors may be removed from office at any time with or without cause at any general meeting of the shareholders by the affirmative vote of the holders of at least a majority of all Common Shares outstanding and entitled to vote at the Special Meeting.

Approval of the Director Vacancy Proposals – Affirmative vote of a majority of the votes cast.

According to the voting standard set forth in Bye-laws Section 20(7), shareholders may fill any vacancies or available directorships at a general meeting by passing an ordinary resolution; that is, each Director Vacancy Proposal (Proposals 6–10) will be decided by a simple majority (more than 50%) of the Common Shares present in person or represented by proxy and entitled to vote at the Special Meeting. The Director Vacancy Proposals (Proposals 6–10) are each conditioned, in part or in whole, upon the approval of the Director Removal Proposals (Proposals 1–5) or existence of available directorships. Further detail on the conditionality of the Director Vacancy Proposals is provided in the text of such proposals in Annex II.

IF YOU WISH TO VOTE FOR THE REMOVAL OF EACH OF MR. WOODS, MR. DE LEON, MR. POWER, MR. JOSEPHSON AND MR. BROWNE, FOR THE ELECTION OF EACH OF MR. WALSH, MS. MCFATE, MR. DANGELO, ADMIRAL DUSSAULT AND DR. BAILEY TO FILL A VACANCY OR AVAILABLE DIRECTORSHIP AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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APPRAISAL/DISSENTER RIGHTS

Shareholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Special Meeting.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Solicitation is being made by Voce and the Nominees. Proxies may be solicited by mail, courier services, advertising, social media, telephone, facsimile or in person.

Voce will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Voce has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Voce will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by the Participants. Costs of the Proxy Solicitation are currently estimated to be approximately $[                ]. Voce estimates that through the date hereof, expenses incurred in connection with the Proxy Solicitation are approximately $[                ]. If successful, we will seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of our expenses, we do not intend to submit the matter to a vote of the Company’s shareholders. The Board, which may include some or all of Voce’s Nominees, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, advisors, a third-party proxyholder, printing, advertising, postage and related expenses and fees.

Voce has retained Okapi Partners LLC (“Okapi”) to provide solicitation and advisory services in connection with this solicitation. Okapi will receive a fee not to exceed $[              ] together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified by VCM against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ approximately [   ] persons to solicit the Company’s shareholders as part of this solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the company may be householding our proxy materials.

A single copy of our proxy statement (and of the Company’s proxy statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to our proxy solicitor, Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, or telephone at (855) 305-0856 (toll free) or (212) 297-0720 (collect). Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Important Notice Regarding the Availability of this Proxy Statement

This Proxy Statement and all other solicitation materials in connection with this Proxy Solicitation are available on the Internet, free of charge, at https://argo-sos.com/shareholder-documents/.

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Information Concerning the Company

Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 110 Pitts Bay Road, Pembroke HM 08, Bermuda.

Certain information regarding the compensation of directors and executive officers, certain shareholders’ beneficial ownership of more than 5% of the Company’s voting securities, and certain other matters regarding the Company and its officers and directors is required to be contained in the Company’s Proxy Statement. Certain other information regarding the Special Meeting is also required to be contained in the Company’s Proxy Statement. Please refer to the Company’s Proxy Statement to review this information. Please note that because Voce was not involved in the preparation of the Company’s Proxy Statement, Voce cannot confirm the accuracy or completeness of certain information contained in the Company’s Proxy Statement.

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Voce has no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, to date we have not had access to the books and records of the Company related to such information and statements, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is based only on the knowledge of Voce.

Conclusion

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.

Thank you for your support,

vocecapital A voice for value
Voce Catalyst Partners LP
Voce Capital LLC
Voce Capital Management LLC
Voce Catalyst Partners New York LLC
J. Daniel Plants
Nicholas C. Walsh
Carol A. McFate
Charles H. Dangelo
Kathleen M. Dussault
Bernard C. Bailey

[●], 2020

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If you have any questions, require assistance in voting your BLUE proxy card or need additional copies of Voce’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas

New York, New York 10036

Banks and Brokers Call Collect: (212) 297-0720

All Others Call Toll-Free: (855)305-0856

Email: info@okapipartners.com

ANNEX I

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF

ARGO GROUP INTERNATIONAL HOLDINGS, LTD. DURING THE PAST TWO YEARS

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the past two years. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Except as otherwise noted, all transactions were effected in the open market.

VCM

Trade Date	Common Shares Purchased (Sold)
10/11/2018	4,000
10/12/2018	26,205
10/15/2018	10,237
10/18/2018	19,804
10/19/2018	12,980
10/22/2018	8,300
10/23/2018	30,900
10/24/2018	19,116
10/25/2018	1,400
10/26/2018	4,260
10/29/2018	17,824
10/30/2018	5,200
11/1/2018	7,394
11/2/2018	54,016
11/5/2018	8,700
11/12/2018	38,191
11/13/2018	17,278
11/14/2018	36,400
11/15/2018	23,012
11/19/2018	11,681
11/20/2018	61,789
11/21/2018	19,634
11/23/2018	5,481
11/26/2018	132,196
11/27/2018	55,816
12/3/2018	4,689
12/13/2018	21,868
12/14/2018	64,331
12/17/2018	43,335
12/18/2018	70,000
12/19/2018	158,470
12/20/2018	142,309
12/21/2018	297,333
12/26/2018	15,000
12/27/2018	7,073
12/28/2018	25,000
12/31/2018	48,000
1/2/2019	20,432
1/3/2019	6,000
1/8/2019	32,200
1/9/2019	6,229

1/11/2019	12,100
1/14/2019	50,000
1/22/2019	20,000
1/25/2019	67,099
1/28/2019	38,842
1/29/2019	1,345
1/31/2019	120,000
6/14/2019	(19,870)
6/17/2019	(11,492)
6/18/2019	(1,200)
7/1/2019	(7,350)
10/30/2019	33,066
10/31/2019	28,264
11/1/2019	300
11/4/2019	25,961
11/5/2019	23,299
11/11/2019	16,129
11/22/2019	100

Mr. Walsh

Trade Date	Common Shares Purchased (Sold)
1/31/2019	2,000
5/29/2019	(2,000)

 ANNEX II

FULL TEXT OF THE RESOLUTIONS UNDERLYING PROPOSALS 1–10

Proposal 1 – Director Removal Proposal #1

The following is the text of the proposed resolution:

RESOLVED, that (i) Gary V. Woods and (ii) any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals, be and hereby is removed (the “Director Removal Proposal #1”).

Proposal 2 – Director Removal Proposal #2

The following is the text of the proposed resolution:

RESOLVED, that (i) Hector De Leon and (ii) any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals, be and hereby is removed (the “Director Removal Proposal #2”).

Proposal 3 – Director Removal Proposal #3

The following is the text of the proposed resolution:

RESOLVED, that (i) John R. Power, Jr. and (ii) any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals, be and hereby is removed (the “Director Removal Proposal #3”).

Proposal 4 – Director Removal Proposal #4

The following is the text of the proposed resolution:

RESOLVED, that (i) Mural R. Josephson and (ii) any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals, be and hereby is removed (the “Director Removal Proposal #4”).

Proposal 5 – Director Removal Proposal #5

The following is the text of the proposed resolution:

RESOLVED, that (i) F. Sedgwick Browne and (ii) any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals, be and hereby is removed (the “Director Removal Proposal #5”).

Proposal 6 – Director Vacancy Proposal #1

The following is the text of the proposed resolution:

RESOLVED, that Nicholas C. Walsh be elected to fill a vacancy or available directorship existing on the Board, including any vacancy caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as a Director of the Company until the next election of the class of Directors for which he shall have been chosen and until his successor shall have been duly elected and qualified (the “Director Vacancy Proposal #1”). This Director Vacancy Proposal #1 is conditioned on the existence of an available directorship OR the adoption of one or more of the Director Removal Proposals.

Proposal 7 – Director Vacancy Proposal #2

The following is the text of the proposed resolution:

RESOLVED, that Carol A. McFate be and hereby is elected to fill a vacancy or available directorship existing on the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as a Director of the Company until the next election of the class of Directors for which she shall have been chosen and until her successor shall have been duly elected and qualified (the “Director Vacancy Proposal #2”). This Director Vacancy Proposal #2 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposal #1 OR (i) the adoption of two or more of the Director Removal Proposals; or (ii) the adoption of one Director Removal Proposal and the failure of Director Vacancy Proposal #1.

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Proposal 8 – Director Vacancy Proposal #3

The following is the text of the proposed resolution:

RESOLVED, that Charles H. Dangelo be and hereby is elected to fill a vacancy or available directorship existing in the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as a Director of the Company until the next election of the class of Directors for which he shall have been chosen and until his successor shall have been duly elected and qualified (the “Director Vacancy Proposal #3”). This Director Vacancy Proposal #3 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposals #1 and #2 OR (i) the adoption of three or more of the Director Removal Proposals; (ii) the adoption of one of the Director Removal Proposals and the failure of Director Vacancy Proposals #1 and #2; or (iii) the adoption of two Director Removal Proposals and the failure of any one of the Director Vacancy Proposals #1 or #2.

Proposal 9 – Director Vacancy Proposal #4

The following is the text of the proposed resolution:

RESOLVED, that Rear Admiral Kathleen M. Dussault be and hereby is elected to fill a vacancy or available directorship existing on the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as Director of the Company until the next election of the class of Directors for which she shall have been chosen and until her successor shall have been duly elected and qualified (the “Director Vacancy Proposal #4”). This Director Vacancy Proposal #4 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposals #1, #2 and #3 OR (i) the adoption of four of the Director Removal Proposals; (ii) the adoption of one of the Director Removal Proposals and the failure of Director Vacancy Proposals #1, #2 and #3; (iii) the adoption of two of the Director Removal Proposals and the failure of any two of the Director Vacancy Proposals #1, #2 or #3; or (iv) the adoption of three of the Director Removal Proposals and the failure of any one of the Director Vacancy Proposals #1, #2 or #3.

Proposal 10 – Director Vacancy Proposal #5

The following is the text of the proposed resolution:

RESOLVED, that Bernard C. Bailey be and hereby is elected to fill a vacancy or available directorship existing on the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as Director of the Company until the next election of the class of Directors for which he shall have been chosen and until his successor shall have been duly elected and qualified (the “Director Vacancy Proposal #5”). This Director Vacancy Proposal #5 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposals #1, #2, #3 and #4 OR (i) the adoption of five of the Director Removal Proposals; (ii) the adoption of one of the Director Removal Proposals and the failure of Director Vacancy Proposals #1, #2, #3 and #4; (iii) the adoption of two of the Director Removal Proposals and the failure of any three of the Director Vacancy Proposals #1, #2, #3 or #4; (iv) the adoption of three of the Director Removal Proposals and the failure of any two of the Director Vacancy Proposals #1, #2, #3 or #4; or (v) the adoption of four of the Director Removal Proposals and the failure of any one of the Director Vacancy Proposals #1, #2, #3 or #4.

PRELIMINARY COPY SUBJECT TO COMPLETION – DATED DECEMBER 26, 2019

FORM OF BLUE PROXY CARD

PROXY OF SHAREHOLDERS OF ARGO GROUP INTERNATIONAL HOLDINGS, LTD. (THE “COMPANY”) IN CONNECTION WITH THE COMPANY’S SPECIAL GENERAL MEETING OF SHAREHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY VOCE CATALYST PARTNERS LP, VOCE CAPITAL LLC, VOCE CAPITAL MANAGEMENT LLC, Voce Catalyst Partners New York LLC AND J. DANIEL PLANTS (COLLECTIVELY, “VOCE”), TOGETHER WITH NICHOLAS C. WALSH, CAROL A. MCFATE, CHARLES H. DANGELO, REAR ADMIRAL KATHLEEN M. DUSSAULT AND BERNARD C. BAILEY (COLLECTIVELY, THE “NOMINEES”)

THIS SOLICITATION IS BEING MADE BY VOCE AND THE NOMINEES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR THE COMPANY

The undersigned appoints [              ] and [              ], and each of their respective attorneys and agents (the “Proxies”), with full power of substitution to vote all Common Shares, par value $1.00 (the “Common Shares”), of the Company, which the undersigned would be entitled to vote if personally present at the Special General Meeting of Shareholders of the Company scheduled to be held on [           ], 2020 at [     ][am/pm] local Bermuda time at [                     ] (including any and all adjournments, postponements, continuations or reschedulings thereof or any meeting held in lieu thereof, the “Special Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Shares of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to the Proxies a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1–10.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

1.	Voce Proposal: To remove without cause Gary V. Woods and any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (the “Director Removal Proposal #1”).

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FOR	AGAINST	ABSTAIN

2.	Voce Proposal: To remove without cause Hector De Leon and any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (the “Director Removal Proposal #2”).

☐	☐	☐
FOR	AGAINST	ABSTAIN

3	Voce Proposal: To remove without cause John R. Power, Jr. and any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (the “Director Removal Proposal #3”).

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FOR	AGAINST	ABSTAIN

4.	Voce Proposal: To remove without cause Mural R. Josephson and any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (the “Director Removal Proposal #4”).

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FOR	AGAINST	ABSTAIN

5.	Voce Proposal: To remove without cause F. Sedgwick Browne and any person (other than those elected under the Director Vacancy Proposals) nominated, appointed or elected to the Board to fill any vacancy or newly created directorship on the Board on or after November 26, 2019 and prior to the effectiveness of any of the Proposals (the “Director Removal Proposal #5”).

☐	☐	☐
FOR	AGAINST	ABSTAIN

6.	Voce Proposal: To elect Nicholas C. Walsh to fill a vacancy or available directorship existing on the Board, including any vacancy caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as a Director of the Company until the next election of the class of Directors for which he shall have been chosen and until his successor shall have been duly elected and qualified (the “Director Vacancy Proposal #1”). This Director Vacancy Proposal #1 is conditioned on the existence of an available directorship OR the adoption of one or more of the Director Removal Proposals.

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FOR	AGAINST	ABSTAIN

7.	Voce Proposal: To elect Carol A. McFate to fill a vacancy or available directorship existing on the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as a Director of the Company until the next election of the class of Directors for which she shall have been chosen and until her successor shall have been duly elected and qualified (the “Director Vacancy Proposal #2”). This Director Vacancy Proposal #2 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposal #1 OR (i) the adoption of two or more of the Director Removal Proposals; or (ii) the adoption of one Director Removal Proposal and the failure of Director Vacancy Proposal #1.

☐	☐	☐
FOR	AGAINST	ABSTAIN

8.	Voce Proposal: To elect Charles H. Dangelo to fill a vacancy or available directorship existing in the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as a Director of the Company until the next election of the class of Directors for which he shall have been chosen and until his successor shall have been duly elected and qualified (the “Director Vacancy Proposal #3”). This Director Vacancy Proposal #3 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposals #1 and #2 OR (i) the adoption of three or more of the Director Removal Proposals; (ii) the adoption of one of the Director Removal Proposals and the failure of Director Vacancy Proposals #1 and #2; or (iii) the adoption of two Director Removal Proposals and the failure of any one of the Director Vacancy Proposals #1 or #2.

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FOR	AGAINST	ABSTAIN

9.	Voce Proposal: To elect Rear Admiral Kathleen M. Dussault to fill a vacancy or available directorship existing on the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as Director of the Company until the next election of the class of Directors for which she shall have been chosen and until her successor shall have been duly elected and qualified (the “Director Vacancy Proposal #4”). This Director Vacancy Proposal #4 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposals #1, #2 and #3 OR (i) the adoption of four of the Director Removal Proposals; (ii) the adoption of one of the Director Removal Proposals and the failure of Director Vacancy Proposals #1, #2 and #3; (iii) the adoption of two of the Director Removal Proposals and the failure of any two of the Director Vacancy Proposals #1, #2 or #3; or (iv) the adoption of three of the Director Removal Proposals and the failure of any one of the Director Vacancy Proposals #1, #2 or #3.

☐	☐	☐
FOR	AGAINST	ABSTAIN

10.	Voce Proposal: To elect Bernard C. Bailey to fill a vacancy or available directorship existing on the Board caused by or resulting from the removal, resignation, retirement or other means of departure of Gary V. Woods, Hector De Leon, John R. Power, Jr., Mural R. Josephson and/or F. Sedgwick Browne, and serve as Director of the Company until the next election of the class of Directors for which he shall have been chosen and until his successor shall have been duly elected and qualified (the “Director Vacancy Proposal #5”). This Director Vacancy Proposal #5 is conditioned on an available directorship remaining after giving effect to Director Vacancy Proposals #1, #2, #3 and #4 OR (i) the adoption of five of the Director Removal Proposals; (ii) the adoption of one of the Director Removal Proposals and the failure of Director Vacancy Proposals #1, #2, #3 and #4; (iii) the adoption of two of the Director Removal Proposals and the failure of any three of the Director Vacancy Proposals #1, #2, #3 or #4; (iv) the adoption of three of the Director Removal Proposals and the failure of any two of the Director Vacancy Proposals #1, #2, #3 or #4; or (v) the adoption of four of the Director Removal Proposals and the failure of any one of the Director Vacancy Proposals #1, #2, #3 or #4.

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FOR	AGAINST	ABSTAIN

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED AND DATED.

Date:	, 2020

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When Common Shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.